 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	May 3, 2016

NAVIDEA BIOPHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35076	31-1080091
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5600 Blazer Parkway, Suite 200, Dublin, Ohio	43017
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(614) 793-7500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a)	Resignation of independent registered public accounting firm.

By letter dated May 3, 2016, Navidea Biopharmaceuticals, Inc. (the “Company”) was informed by its independent registered public accounting firm, BDO USA, LLP (“BDO”), that BDO was resigning as the Company’s independent registered public accounting firm. BDO did not provide any reason for its resignation. The Company’s board of directors did not recommend or approve the resignation.

The audit reports of BDO on the Company’s financial statements as of and for the years ended December 31, 2014 and December 31, 2015 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit report for the year ended December 31, 2015 contained a paragraph stating that the Company did not maintain, in all material respects, effective internal control over financial reporting as of December 31, 2015 based on the Internal Control – Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (the COSO criteria).

During the fiscal years ended December 31, 2014 and December 31, 2015, there were (i) no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreement(s) in connection with its audit reports on the financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K, other than the material weakness identified in BDO’s report for the year ended December 31, 2015.

The Company has provided BDO with a copy of the foregoing disclosures and has requested that BDO furnish the Company with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether or not BDO agrees with the statements made herein, each as required by SEC rules, and, if not, stating the respects in which it does not agree. A copy of BDO’s letter to the SEC is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	Engagement of New Independent Registered Public Accounting Firm

Effective as of May 9, 2016, the Audit Committee of the Company’s Board of Directors engaged Marcum LLP (“Marcum”) as the new independent registered public accounting firm.

During the two most recent fiscal years, neither the Company, nor anyone on its behalf, consulted with Marcum regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, in connection with which either a written report or oral advice was provided to the Company that Marcum concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(iv) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Exhibit Description

16.1	Letter of BDO to the Securities and Exchange Commission, dated May 6, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Navidea Biopharmaceuticals, Inc.

Date: May 9, 2016	By:	/s/ Jed A. Latkin
Jed A. Latkin, Interim Chief Operating Officer

Exhibit Index Exhibit
Number	Exhibit Description

16.1	Letter of BDO to the Securities and Exchange Commission, dated May 6, 2016.